UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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The Midland Company

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The Midland Company made available the slides filed herewith on October 29, 2007 at the insurance industry meeting identified therein.

AMERICAN MODERN INSURANCE GROUP 1 2007 PCI Presentation Boston, MA October 28-31, 2007

AMERICAN
MODERN
INSURANCE
GROUP

AMERICAN MODERN
AMERICAN MODERN
INSURANCE GROUP
INSURANCE GROUP
2007 PCI Annual Meeting
2007 PCI Annual Meeting
Presented By:
Presented By:
John W. Hayden
John W. Hayden
President & Chief Executive Officer
President & Chief Executive Officer
Dan Gilene
Dan Gilene
Senior Vice President, Reinsurance
Senior Vice President, Reinsurance

AMERICAN
MODERN
INSURANCE
GROUP

American Modern has a signed merger agreement with
Munich Re
• Anticipate deal will close in first half of 2008, pending
regulatory and shareholder approval
AMIG will operate as an independent member within the
Munich Re Group -
“Business as Usual”
• AMIG operations will remain in Cincinnati, with existing
Senior Management team and associates remaining in
place
American Modern to Merge with Munich Re

AMERICAN
MODERN
INSURANCE
GROUP

The strategy for Munich Re’s U.S. operations is to build a
dominant presence in the niche primary specialty insurance
segments
• AMIG offers an excellent platform to support this strategy
Joining forces with one of the largest reinsurance companies in the world will allow AMIG to:
• Leverage existing P&C specialty expertise and product
distribution platform
• Expand in ways that may not have been possible in select
specialty niches
• Better serve our existing policyholders and distribution partners
• Seize a wider variety of market opportunities
A Unique Opportunity

AMERICAN
MODERN
INSURANCE
GROUP

Because some of you may be shareholders of the
company, you will have the opportunity to vote on the
merger.  Any time the management team or I speak
with shareholders, our communications may be
considered by the SEC to be a solicitation of your
vote on the transaction.  As a result, I am required to
refer you to the proxy materials that will be filed with
the SEC and posted on our website.
Shareholder Information

AMERICAN
MODERN
INSURANCE
GROUP

American Modern At A Glance
American Modern Insurance Group
Specialty P&C insurance company
Short-tail personal lines experts
50-state platform
Ratings and recognitions
“A+” (Superior) A.M. Best Rating
Ward’s Top 50 P&C Insurance Co’s
Forbes’ “200 Best Small Co.’s”

Not Your Standard Privacy Fence.
American Modern: Not Your Standard Carrier.
Great relationships lead to growth.
We stand behind you with outstanding products, technology and service.
That makes all the difference when you're growing your agency business.
Beyond standard products. Beyond standard service. Beyond standard value.
American Modern
Beyond Standard
www.amig.com

Not Your Standard Pothole.
American Modern: Not Your Standard Carrier.
Great relationships lead to growth.
We stand behind you with outstanding products, technology and service.
That makes all the difference when you're growing your agency business.
Beyond standard products. Beyond standard service. Beyond standard value.
American Modern
Beyond Standard
www.amig.com

AMERICAN MODERN INSURANCE GROUP 7 American Modern Insurance Group Target Specialty Niches Outside of Standard Market “Beyond Standard” Products - Service - Performance

AMERICAN
MODERN
INSURANCE
GROUP

Manufactured Housing - $337.8
Dwelling Fire - $81.5
Other Residential Property - $16.0
Motorcycle - $35.7
Watercraft - $22.1
Recreational Vehicle - $24.8
Collector Car / Snowmobile - $11.7
Mortgage Fire - $61.3
Collateral Protection - $46.3
Credit Life & Debt Cancellation - $60.9
Other Financial Institutions - $21.3
Excess & Surplus - $66.5
Other - $45.6
Residential Property - 52%
Recreational Casualty - 11%
Financial Institutions - 23%
Other Specialty Products - 14%
Specialty Product Platform
Full Year 2006
Residential
Property
All
Other
Financial
Institutions
Recreational
Casualty
$831.8 Million
Total Premiums
Property, Casualty and Life
Direct & Assumed Written Premium
($ in Millions)

AMERICAN
MODERN
INSURANCE
GROUP

Essential Product Characteristics
Specialty / Niche
Fragmented/Unfocused Competition
Non-Cyclical
Low Severity
Short Tail
Property Bias
Predominantly Personal Lines
Product, Underwriting and Claims Expertise
Systems/Technology Excellence Provides
an Edge
Residential
Property
Recreational
Casualty
All
Other
Financial
Institutions

AMERICAN
MODERN
INSURANCE
GROUP

Financial Objectives
12-15% Return On Beginning Equity
10-12% Top-Line Growth
Double Digit Growth in Book Value Per Share
Double Digit Growth in Operating Earnings Per Share
“Defy Insurance Industry Cyclicality”
12%
15%

AMERICAN MODERN INSURANCE GROUP 11 People People Core Operating Strategies “Compete on Value, Not on Price”

AMERICAN
MODERN
INSURANCE
GROUP

Profit Strategy
Absolute Devotion to Rate Adequacy
Product Design and Pricing Expertise
Portfolio Underwriting Process
Proactive Risk Management
Claims Mastery
Technological Superiority
Policyholder Retention
Business Partner Selection and Management
“Compete on Value, Not on Price”

AMERICAN
MODERN
INSURANCE
GROUP

96.6%
104.1%
American Modern P&C Industry
A Tradition of Profitable Underwriting
Outperformed
P&C Industry
by almost
8 Points!
Source:  A.M. Best Company Through December, 2006
10-Year Average Combined Ratio
100%

AMERICAN
MODERN
INSURANCE
GROUP

80%
85%
90%
95%
100%
105%
110%
115%
120%
87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06
AMIG Combined Ratio P&C Industry Combined Ratio
A Tradition of Profitable Underwriting
Source: A.M. Best Company
Not Another Cyclical P&C Insurance Company
Consistently outperforming the industry
Averaging 10 points better over 20 years
15 years at or below 20 year average
93-94% current and anticipated run-rate
Industry
Average
106%
AMIG
Average
96%

AMERICAN
MODERN
INSURANCE
GROUP

Achieving Certainty in an Uncertain Business
20-Year Statutory Combined Ratio Ex-CAT 89.9%
•
13 years below 89.9%
• Only 1 year above 95.0%
20-Year Catastrophe Loss Ratio 6.1%
• 7 years less than 5 points
• 19 years less than 10 points

AMERICAN
MODERN
INSURANCE
GROUP

160 employee field claims staff adjusters
90% of claims settled by company employees
10% lower average adjustment cost per claim by staff
90+% of property claims closed within 30 days of report
Unique In-House Staff Adjuster Training Program
Claims Mastery Enables Underwriting Profit

AMERICAN
MODERN
INSURANCE
GROUP

Nine
month property and casualty combined ratio of 92.2 percent
• Driven by solid non-catastrophe underwriting
• Further enhanced by lower than normal catastrophe losses
Solid profit results emanating across the breadth of our specialty product platform
2007: Another Record Year In The Making

AMERICAN MODERN INSURANCE GROUP 18 People People Core Operating Strategies “Target Niches Where Competition is Fragmented/Unfocused”

AMERICAN
MODERN
INSURANCE
GROUP

Growth Strategy
Multi-Channel Distribution
Growing Producer Base
“Point and Click” Easy to Use Technology
Product Offering Breadth
Product Offering Depth
Enhanced Market Awareness
Retention of Existing Policyholders
Focused Acquisition Appetite
“Target Niches Where Competition is Fragmented/Unfocused”

AMERICAN
MODERN
INSURANCE
GROUP

$92
$143
$387
$556
$781
$840
$50
$150
$250
$350
$450
$550
$650
$750
$850
$950
'86 '91 '96 '01 '06 '07 LTM
P&C Direct and Assumed Written Premium
20 Year CAGR = 11.3%
A Tradition of Top-Line Growth

AMERICAN
MODERN
INSURANCE
GROUP

11.3%
5.3%
0%
2%
4%
6%
8%
10%
12%
20-Year Compounded Annual Premium Growth Rate
Industry Source:  A.M. Best Company
American Modern P&C Industry
Outpacing Industry Growth
Through December 31, 2006

AMERICAN
MODERN
INSURANCE
GROUP

General Agents              29%
Financial Institutions     23%
Point of Sale                   20%
Lender                              11%
Independent Agents         6%
Specialty Agents              5%
All Other                            6%
Property & Casualty and Life
Direct & Assumed Written Premium
Multi-Channel Distribution
December 31, 2006
2006
Strategically Matching Distribution
to Product and Marketplace Opportunities

AMERICAN
MODERN
INSURANCE
GROUP

How are we doing it?
• Mortgage fire and collateral protection driving strong growth
• Core residential property and recreational casualty lines continue to grow nicely
• Retention rates at record levels and continue to trend favorable increasing in 27 out of the last 28 months
• Total brand awareness has increased more than 30 percent over the last 2 years
• modernLINK quote activity continues to gain momentum,
increasing more than 16 percent over last year
2007: Outstanding 14% Growth Rate

AMERICAN MODERN INSURANCE GROUP 24 People People Core Operating Strategies “Attract + Align + Invest = Retain”

AMERICAN
MODERN
INSURANCE
GROUP

People Strategy:
“Attract + Align + Invest = Retain”
1,225 Associates
Leadership Team Averages 20 Years Industry Experience
Core Values:
Integrity
Win/Win
Team
Midland University: 165 Designations in 2006
Low Associate Turnover: 7.5%, 3-Year Average
Humility
Personal Growth
Creativity
Propriety
Sharing/Caring
Strong Work Ethic
Excerpts from Associate Survey completed May 2007
(Source: Stanard and Associates)
• +90% of Associates:
- Are dedicated to a successful company future
- Understand how their role contributes to the success of Midland
- Feel they can have a direct impact on Midland’s success

AMERICAN
MODERN
INSURANCE
GROUP

PROFIT:
Superior Underwriting; 96.0% 20-Year Statutory Combined Ratio
Earnings Strength; Record Results for the Last Three Consecutive Years
Broad Platform; All Product Groups Contributing to 93.8% 2006 Combined
Ratio
Investment Income; 8.2% 10-Year CAGR
GROWTH:
Impressive Growth; 11.3% 20-Year P&C Premium CAGR
Significant Market Potential; Expanded From $4 Billion to $43 Billion
Diverse Distribution; 45,000 Points of Production and Growing
STRENGTH:
Ratings; A+ (Superior) Rated by A.M. Best
Recognition; Ward’s Financial Top 50 P&C Insurance Companies
VALUE:
Growth In Annual EPS (Before Capital Gains); 18.1% 5-Year CAGR
Growth In Book Value; 13.0% 10-Year CAGR
CONSISTENCY:
Book Value Per Share has Increased 19 of Last 20 Years
Total Revenue has Increased 19 of Last 20 Years
Produced a Net Profit in Each of the Last 20 years
Beyond Standard

Multi-Faceted Distribution
Specialty Product Breadth and Depth
"Specialized" Technology
50-State Infrastructure

AMERICAN MODERN INSURANCE GROUP 27 American Modern Insurance Group Non-Cyclical Specialty P&C Insurance Company American Modern Pillars of Strength Profitable Growth

AMERICAN
MODERN
INSURANCE
GROUP

AMERICAN MODERN
AMERICAN MODERN
INSURANCE GROUP
INSURANCE GROUP
Reinsurance and Exposure
Reinsurance and Exposure
Management
Management
Dan Gilene
Dan Gilene
Senior Vice President, Reinsurance
Senior Vice President, Reinsurance

AMERICAN
MODERN
INSURANCE
GROUP

Exposure Management
and Managed Reinsurance
Proactive risk management is a key component of
our overall business strategy
Structuring the appropriate reinsurance is critical to
our ability to accurately predict our results and
provide us a sustainable competitive advantage
Proactive risk management is embraced across the
entire organization and is a collaborative effort
between reinsurance, product, sales, and all other
disciplines to manage catastrophe exposures

AMERICAN
MODERN
INSURANCE
GROUP

NC
5.8%
LA
5.7%
GA
4.4%
AZ
4.0%
NJ
2.7%
FL
2.7%
NY
2.4%
OK
2.2%
IN
2.1%
WA
2.1%
KY
1.9%
Other States
19.3%
CA
19.5%
TN
2.8%
MI
2.8%
MS
2.8%
TX
(incl. assumed
business)
5.6%
AR
3.2%
AL
3.0%
SC
5.0%
Exposure Data
Gulf and South Atlantic Coastal Exposure as a
Percent of Total US Exposure
AMIG’s business is geographically diverse and its exposures are weighted away from wind-storm risks
Property Catastrophe Exposures – 12/31/06
CA w/Quake
3.0%
CA w/o
Quake
16.5%
54.5
48.6
37.0
36.4
35.6
0.0
10.0
20.0
30.0
40.0
50.0
60.0
'6/30/95 '6/30/00 '6/30/05 '6/30/06 '6/30/07
Time Period
Note:
1. Excludes Bell & Clements alliance
Total: $53,255mm
1

WA
ND
WY
NE
NV
UT
AZ
NM
TX
AK
KS
OK
MO
AR
MS
AL
ME
NY
PA
NJ
DC
MD

AMERICAN
MODERN
INSURANCE
GROUP

Manufactured Housing
Geographic Distribution Policies in Force
12/31/2000 12/31/2006 Change
Southeast 26% 20% -6.0
Gulf 26% 26% -----
Midwest 27% 27%              -----
East 7% 9% +2.0
West 14% 18% +4.0
Concerted effort over the past few years to grow East, Midwest and West.

AMERICAN
MODERN
INSURANCE
GROUP

Manufactured Housing – Coastal Rate Changes
(First Tier) 2006 – July 2007
20.0% 09/01/06 Texas
37.3% Pending
10.0% 06/15/06 Louisiana
53.3% 10/15/07
10.0% 07/01/06 Mississippi
12.4% 07/01/07
15.0% 06/15/06 Alabama
25.0% Pending
-10.0% 6/1/2007
19.6% 1/15/2007 Florida
1.9% 6/1/2007
1.1% 6/1/2006 Georgia
15.3% 05/15/07
19.4% 06/15/06 South Carolina
36.7% 05/01/07 North Carolina
3.6% 10/15/06
20.0% 04/01/06 Virginia
15.0% 09/01/06 Maryland
12.0% 11/01/06 Delaware
12.0% 07/01/07
12.0% 06/15/06 New Jersey
% Change Effective Date State
Aggressive plan
to implement coastal
rate change over last
two years.

AMERICAN
MODERN
INSURANCE
GROUP

Mortgage Fire Exposure
Top Ten States
Percent of Countrywide
MF Exposure (as of 09/30/2007)
California (Only 0.10% Includes Quake)
19.3%
Florida 9.5%
New York 6.4%
Michigan 5.0%
Georgia 3.8%
Texas 3.7%
Illinois 3.7%
Ohio 3.7%
Massachusetts 2.9%
Pennsylvania 2.6%
TOTAL 60.6%
Gulf & South Atlantic States 23.1%
Remainder of United States 76.9%
Mortgage Fire Business is Growing … However,
Geographic Spread Remains Very Good

AMERICAN
MODERN
INSURANCE
GROUP

Mortgage Fire – Proactive Risk Management
Collaborative effort between Corporate Risk Management and FID to…..
• Review all new prospective loan portfolios for acceptable
spread of risk and acceptable contribution to catastrophe
exposures
• Review monthly, in force coastal exposures by state and
by account
• Implement joint action plan where necessary to control
catastrophe exposures
Proactive Risk Management Remains a Critical Aspect of
Controlling Mortgage Fire Growth

AMERICAN
MODERN
INSURANCE
GROUP

Corporate Risk Management
Benchmarks/Guidelines
Single event probabilistic benchmark
We will manage our Regional 1 in 250 year after-tax next loss
(after reinsurance) to no more than 50% of annual forecasted after-tax statutory earnings
Multiple event probabilistic benchmark
We will manage our Regional 1 in 100 year after-tax net loss
(after reinsurance) so that 2 storms are no more than 100% of annual forecasted after-tax statutory earnings
Notes:
1.  Basis for after-tax net loss is RiskLink v7.0 hurricane, RMS Stochastic Event Rate, with storm surge and loss amplification

AMERICAN
MODERN
INSURANCE
GROUP

Regional Hurricane Loss Estimates
Status of Single Event Probabilistic Benchmark
As of June 30, 2007
Notes
1. Region Definitions: Northeast-North of Virginia, South Atlantic – Virginia to Florida, Gulf – Florida to
Louisiana,  Texas - Florida and Texas
2. In calculating regional PML’s, Florida is included in the South Atlantic, Gulf and Texas regions due to the probability of “double landfalls.”
*Estimated at $73mm as of June 30, 2007
31.9% Texas
33.7% Gulf
34.3% South Atlantic
32.7% Northeast
PERCENT OF 2007 FORECASTED
AFTER - TAX
STATUTORY EARNINGS* REGION

AMERICAN
MODERN
INSURANCE
GROUP

$2M
$5M
$250K
PROPERTY
PER RISK
$1.5M xs
$500K
$3M xs $2M
$250K xs $250K
$500K
Retention
$150K
RV UNDERLYING
PROPERTY
PER RISK
$250K
Retention
$100K xs $150K
$10M
$20M
$40M
$150M
$70M
$10M
$5M
PROPERTY
CATASTROPHE
UNDERLYING
CATASTROPHE
Retention
Retention
$5M xs $5M
xs $5M
($10M Annual Limit)
$250M
$10M xs
$10M
$20M xs $20M
$30M xs $40M
$40M xs $70M
$50M xs $150M
$40M xs $110M
$110M
Retention
$10.4M
$42.6M
90% of
$32.1M xs
$10.4M
ESTIMATED 2007
FHCF LAYER + $1B
TICL LAYER
$200M
Retention
CASUALTY XS
$350K xs $150K
$500K xs $500K
$1M xs $1M
$3M xs $2M
$150K
$500K
$1M
$2M
$5M
2007 Reinsurance Structure
$50M xs $200M

AMERICAN
MODERN
INSURANCE
GROUP

Strategic Risk Management
Solid Reinsurance Relationships
Over 50 trading relationships
Excellent ratings (99.5% rated A- or better)
Deep long –term relationships
Disciplined Exposure Management
Florida not in top 10 manufactured housing states…Not an
accident!
Turn away multiples more business than we take on
Diversified Specialty Product Offering
Product expansion has broadened geographic spread
Non-coastal business has grown at a rate 10 times
greater than coastal business over the last 10 years
Producers As Partners
A culture of risk/exposure management
Compensation skewed away from the coastlines

AMERICAN MODERN INSURANCE GROUP 39 AMERICAN MODERN AMERICAN MODERN INSURANCE GROUP INSURANCE GROUP Thank You Thank You

Important Merger Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Midland by Munich Re. In connection with the proposed acquisition, Midland intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and Midland intends to file other relevant materials with the SEC. Shareholders of Midland are urged to read all relevant documents filed with the SEC when they become available, including Midland’s proxy statement, because they will contain important information about the proposed transaction, Midland and Munich Re. A definitive proxy statement will be sent to holders of Midland stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of Midland.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site,
http://www.sec.gov. In addition, Midland shareholders may obtain free copies of the documents filed with the SEC when available by contacting Midland’s Chief Financial Officer, Todd Gray, at 513-943-7100.

Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Midland or Munich Re with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Munich Re and its directors and executive officers, and Midland and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Midland common stock in respect of the proposed transaction. Information about the directors and executive officers of Midland is set forth in Midland’s proxy statement which was filed with the SEC on March 23, 2007. Investors may obtain additional information regarding the interest of Munich Re and its directors and executive officers, and Midland and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.